                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                     Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                              August 1, 2003
                                (Date of Report)
                       (Date of Earliest Event Reported)

                   CATERPILLAR FINANCIAL FUNDING CORPORATION

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          (Exact name of registrant as specified in governing instruments)

            Nevada                          333-103949                       88-0342613
 (State or other jurisdiction        (Commission File Number)       (IRS Employer Identification
       of organization)                                                         No.)

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           Greenview Plaza, 4040 S. Eastern Avenue, Suite 344, Las Vegas, NV 89119
                   (Address of Principal Executive Offices, including Zip Code)

                                 (702) 735-2514
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                (Former Name or Former Address, if Changed Since Last Report)

                          Exhibit Index located at Page 2

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Items 1 through 6 and Items 8 and 9 are not included because they are not applicable.

Item 7.                             Financial Statements and Exhibits.

         (a)               Financial Statements - Not Applicable

         (b)               Pro Forma Financial Information - Not Applicable

         (c)               Exhibits (executed copies) - The following execution
                           copies of Exhibits to the Form S-3 Registration
                           Statement of the Registrant are hereby filed:

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Exhibit Number  Exhibit                                                                              Sequentially
                                                                                                        Numbered
                                                                                                          Page
--------------- ----------------------------------------------------------------------------------- ------------------
--------------- ----------------------------------------------------------------------------------- ------------------

4.1             Indenture,  dated as of May 1, 2003,  between  Caterpillar  Financial  Asset Trust
                2003-A and U.S. Bank National Association, as Indenture Trustee.                           --
--------------- ----------------------------------------------------------------------------------- ------------------
--------------- ----------------------------------------------------------------------------------- ------------------
4.2             Amended  and  Restated  Trust  Agreement,   dated  as  of  May  1,  2003,  between
                Caterpillar  Financial Funding  Corporation and Chase Manhattan Bank USA, National         --
                Association, as Owner Trustee.
--------------- ----------------------------------------------------------------------------------- ------------------
--------------- ----------------------------------------------------------------------------------- ------------------
4.3             Sale  and  Servicing  Agreement,  dated  as of  May  1,  2003,  among  Caterpillar
                Financial  Asset  Trust  2003-A,   as  Issuer,   Caterpillar   Financial   Funding         --
                Corporation,  as  Seller,  and  Caterpillar  Financial  Services  Corporation,  as
                Servicer.
--------------- ----------------------------------------------------------------------------------- ------------------
--------------- ----------------------------------------------------------------------------------- ------------------

10.2            Administration  Agreement,  dated as of May 1, 2003, among  Caterpillar  Financial
                Asset Trust 2003-A,  Caterpillar Financial Services Corporation,  as Administrator         --
                and Servicer,  Caterpillar  Financial Funding Corporation,  and U.S. Bank National
                Association, as Indenture Trustee.
--------------- ----------------------------------------------------------------------------------- ------------------
--------------- ----------------------------------------------------------------------------------- ------------------

=============== =================================================================================== ==================
Exhibit Number  Exhibit                                                                              Sequentially
                                                                                                        Numbered
                                                                                                          Page

--------------- ----------------------------------------------------------------------------------- ------------------
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10.3            Custodial  Agreement,  dated  as of  May  1,  2003,  among  Caterpillar  Financial
                Services  Corporation,  Caterpillar  Financial  Funding  Corporation,  Caterpillar         --
                Financial  Asset Trust 2003-A and U.S.  Bank  National  Association,  as Indenture
                Trustee.
=============== =================================================================================== ==================

                                                     SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CATERPILLAR FINANCIAL FUNDING CORPORATION
                                                      (Registrant)

         Dated:  August 1, 2003

                                                     By:  /s/ James A. Duensing
                                                          -------------------------------------
                                                           James A. Duensing, Treasurer

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                                                                                                        Exhibit 4.1

                                         Indenture dated as of May 1, 2003

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                                                                                                        Exhibit 4.2

                                       Amended and Restated Trust Agreement
                                              dated as of May 1, 2003

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                                                                                                        Exhibit 4.3

                                           Sale and Servicing Agreement
                                              dated as of May 1, 2003

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                                                                                                       Exhibit 10.1

                                                                                                       Exhibit 10.2

                                             Administration Agreement
                                              dated as of May 1, 2003

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                                                                                                       Exhibit 10.3

                                                Custodial Agreement
                                              dated as of May 1, 2003